Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael L. Weiner, Chief Executive Officer of Biophan Technologies, Inc. (the "Company"), certify to the best of my knowledge, based upon a review of this Amendment #1 to the Quarterly Report on Form 10-Q for the period ended November 30, 2005 of the Company, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         Date: January 24, 2007


                                                         /s/ Michael L. Weiner
                                                         -----------------------
                                                         Michael L. Weiner
                                                         Chief Executive Officer